                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                             FSL SEPARATE ACCOUNT M
                      FSL FLEXIBLE PREMIUM VARIABLE ANNUITY

This prospectus describes the variable annuity contract offered by Fidelity Security Life Insurance Company (the Company, we, us, our). This is an individual deferred variable annuity. The contract is offered as a non-qualified annuity, an individual retirement annuity (IRA), as a tax-sheltered annuity
(TSA), or pursuant to other qualified plans. This contract provides for accumulation of contract values and annuity payments on a fixed and variable basis.

The contract has a number of investment choices (1 fixed account and the available investment options). The fixed account is part of our general assets and provides an investment rate guaranteed by us. The investment options available are portfolios of DWS Investments VIT Funds, Federated Insurance Series, Janus Aspen Series, Lord Abbett Series Fund, Inc., MFS(R) Variable Insurance Trust, The Universal Institutional Funds, Inc. and Van Kampen Life Investment Trust, which are listed below. You can put your money in any of these available options which are offered through our separate account, the FSL Separate Account M.

DWS INVESTMENTS VIT FUNDS (CLASS A SHARES)

     DWS Equity 500 Index VIP

     DWS Small Cap Index VIP

FEDERATED INSURANCE SERIES

     Federated Mid Cap Growth Strategies Fund II

     Federated Prime Money Fund II

     Federated Quality Bond Fund II (Primary Shares)

     Federated Fund for U.S. Government Securities II

JANUS ASPEN SERIES (INSTITUTIONAL SHARES)

     Janus Aspen International Growth Portfolio

LORD ABBETT SERIES FUND, INC. (CLASS VC SHARES)

     Growth and Income Portfolio

MFS(R) VARIABLE INSURANCE TRUST (SERVICE CLASS)

     MFS New Discovery Series

     MFS Total Return Series

     MFS Value Series

     MFS Research International Series

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CLASS I SHARES)

     Capital Growth Portfolio (formerly known as Equity Growth Portfolio)

     International Magnum Portfolio

     U.S. Mid Cap Value Portfolio

     U.S. Real Estate Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST (CLASS I SHARES)

     Comstock Portfolio

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI) (dated May 1, 2008). The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 26 of this prospectus. For a free copy of the SAI, call us at
(800) 648-8624 or write to: Fidelity Security Life Insurance Company, Annuity Products, 3130 Broadway, Kansas City, MO 64111-2406.

The Contracts:

     -    are not bank deposits.

     -    are not federally insured.

     -    are not endorsed by any bank or governmental agency.

     -    are not guaranteed and may be subject to loss of principal.

THE SEC HAS NOT APPROVED THESE CONTRACTS OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION THAT IT HAS IS A CRIMINAL OFFENSE.

May 1, 2008

                                TABLE OF CONTENTS

INDEX OF SPECIAL TERMS ..................................................     i
HIGHLIGHTS ..............................................................     1
FSL SEPARATE ACCOUNT M TABLE OF FEES AND EXPENSES .......................     2
THE COMPANY .............................................................     9
THE ANNUITY CONTRACT ....................................................     9
PURCHASE ................................................................     9
INVESTMENT CHOICES ......................................................    10
EXPENSES ................................................................    15
CONTRACT VALUE ..........................................................    17
SURRENDERS ..............................................................    18
DEATH BENEFIT ...........................................................    18
ANNUITY PAYMENTS ........................................................    19
OTHER BENEFITS ..........................................................    20
TAXES ...................................................................    20
PERFORMANCE .............................................................    24
OTHER INFORMATION .......................................................    25
APPENDIX ................................................................    27

                             INDEX OF SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

Accumulation Phase ......................................................     9
Accumulation Unit .......................................................    17
Annuitant ...............................................................    19
Annuity Date ............................................................    19
Annuity Options .........................................................    19
Annuity Payments ........................................................    19
Annuity Unit ............................................................    17
Beneficiary .............................................................    26
Income Phase ............................................................     9
Investment Options ......................................................     9
Non-Qualified ...........................................................    21
Qualified ...............................................................    21

                                   HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company. The contract provides a means for investing on a tax-deferred basis in our fixed account and the investment options. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options. The contract has been designed to meet long-term financial goals and is not suitable as a short-term investment. The contract is not designed to serve as a vehicle for frequent trading.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the accumulation phase, we may also assess a surrender charge of up to 7%. The income phase occurs when you begin receiving regular payments from your contract.

You can choose to receive annuity payments on a variable basis, fixed basis or combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the investment options you select for the income phase. If you choose fixed payments, the amount of the fixed annuity payments is level for the payout period.

FREE LOOK: If you cancel the contract within 10 days after receiving it (or whatever period is required in your state), we will send your money back without assessing a surrender charge. You will receive whatever your contract is worth on the day we receive your request. This may be more or less than your original payment. If we are required by law to return your original payment, we will put your money in the Federated Prime Money Fund II during the free-look period plus 5 days.

TAXES: The earnings in your contract are not taxed until you take money out of your contract. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the income phase are considered partly a return of your original investment.

A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a qualified contract.

INQUIRIES: If you need more information, please contact us at:

Fidelity Security Life Insurance Company
Customer Care Department
3130 Broadway
Kansas City, MO 64111-2406
(800) 648-8624 ext. 1106

                FSL SEPARATE ACCOUNT M TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment choices. State premium taxes may also be deducted.

OWNER TRANSACTION EXPENSES

Surrender Charge: (as a percentage of purchase payments surrendered -- see Notes 1, 2 and 3 below)

Easy Pay   Lump Sum
--------   --------
   6%         7%

     declining annually to 0% after year 10 for Easy Pay contracts and after year 7 for Lump Sum contracts (See Note 3 below).

Transfer Fee:

(See Notes 4 & 5 below)  No charge for the first 12 transfers in a contract year during the accumulation phase; thereafter, the fee is $50 per transfer. There is no charge for the 4 allowable transfers in a contract year during the income phase.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including investment option fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES: (as a percentage of the average account value)

Mortality and Expense Risk Fees: (See Note 6 below)

Lump Sum ....   0.90%
Easy Pay ....   1.50% (0.90% if contract value exceeds $100,000)*

TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES:

Lump Sum ....   0.90%
Easy Pay ....   1.50% (0.90% if contract value exceeds $100,000)*

* Once your contract value reaches $100,000, it will be assessed the lower charge even if the contract value is later reduced by changes in market value or withdrawals.

NOTES TO FEE TABLE

1. The contract provides for several circumstances under which we will waive or reduce the surrender charge.

2. You can purchase a contract and add to it by making payments in one of two ways:

     -    Lump Sum payments -- any payment of $5,000 or more; or

     -    Easy Pay payments -- any payment of $50 or more but lower than $5,000.

3. The Surrender Charge decreases each complete year from receipt of the Purchase Payments as follows:

  Number of Complete      Surrender Charge
Years from Receipt of   -------------------
  Purchase Payments     Easy Pay   Lump Sum
---------------------   --------   --------
         0-1                6%        7%
           1                6         6
           2                6         5
           3                5         4
           4                5         3
           5                4         2
           6                3         1
           7                2         0
           8                2         0
           9                1         0
  10 and thereafter         0         0

4. We charge $50 per transfer during the accumulation phase for any transfers after 12 in any contract year.

5. When you transfer contract values from one of our annuity contracts to another, we assess an internal transfer fee of 2% of the amount transferred.

6. The contract refers to a Product Expense Charge. This charge is equivalent to the aggregate charges that are sometimes referred to as a Mortality and Expense Risk Charge and an Administrative Charge by many companies issuing variable annuity contracts. Throughout this prospectus we will refer to this charge as a Product Expense Charge.

The next item shows the minimum and maximum total operating expenses charged by the investment options that you may pay periodically during the time that you own the contract. More detail concerning each investment option's fees and expenses is contained below and in the prospectus for each investment option.

                                                                            MINIMUM   MAXIMUM
                                                                            -------   -------
TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES
(expenses that are deducted from an investment option's assets, including management fees, distribution and/or service (12b-1) fees, shareholder
   services fees and other expenses)                                          0.31%     1.81%

The following table shows the annual operating expenses for each investment option for the year ended December 31, 2007, before and after any applicable contractual expense reimbursements and/or waivers.

      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES FOR EACH INVESTMENT OPTION

                                                          DISTRIBUTION              ACQUIRED     TOTAL      EXPENSES    TOTAL NET
                                                             AND/OR                   FUND       ANNUAL      WAIVED       ANNUAL
                                             MANAGEMENT     SERVICE       OTHER     FEES AND   PORTFOLIO     AND/OR     PORTFOLIO
                                                FEES      (12B-1) FEES   EXPENSES   EXPENSES    EXPENSES   REIMBURSED    EXPENSES
                                             ----------   ------------   --------   --------   ---------   ----------   ---------
DWS INVESTMENTS VIT FUNDS (CLASS A SHARES)
   DWS Equity 500 Index VIP(1)(2)               0.19%         0.00%        0.12%      0.00%       0.31%       0.03%       0.28%
   DWS Small Cap Index VIP(1)(3)                0.35%         0.00%        0.15%      0.00%       0.50%       0.03%       0.47%
FEDERATED INSURANCE SERIES
   Federated Mid Cap Growth
      Strategies Fund II(4)(5)(6)               0.75%         0.00%        0.89%      0.00%       1.64%       0.00%       1.64%
   Federated Prime Money Fund II(7)(8)(9)       0.50%         0.00%        0.57%      0.00%       1.07%       0.00%       1.07%
   Federated Fund for U.S. Government
      Securities II(10)(11)                     0.60%         0.00%        0.39%      0.00%       0.99%       0.00%       0.99%
   Federated Quality Bond Fund II (Primary
      Shares)(12)(13)(14)(15)                   0.60%         0.25%        0.41%      0.00%       1.26%       0.00%       1.26%
JANUS ASPEN SERIES (INSTITUTIONAL SHARES)
Janus Aspen International Growth
   Portfolio(16)                                0.64%          N/A         0.06%      0.00%       0.70%        N/A        0.70%
LORD ABBETT SERIES FUND, INC. (CLASS VC
   SHARES)
   Growth and Income Portfolio                  0.47%         0.00%        0.41%      0.00%       0.88%       0.00%       0.88%
MFS(R) VARIABLE INSURANCE TRUST (SERVICE
   CLASS)
   MFS New Discovery Series(17)(18)             0.90%         0.25%        0.11%      0.00%       1.26%       0.00%       1.26%
   MFS Total Return Series(17)(18)(19)          0.75%         0.25%        0.08%      0.00%       1.08%       0.03%       1.05%
   MFS Value (17)(18)                           0.75%         0.25%        0.11%      0.00%       1.11%       0.00%       1.11%
   MFS Research International
      Series(17)(18)(20)                        0.90%         0.25%        0.66%      0.00%       1.81%       0.46%       1.35%
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   (CLASS I SHARES)
   Capital Growth Portfolio (21)                0.50%         0.00%        0.32%      0.00%       0.82%       0.00%       0.82%
   International Magnum Portfolio(21)           0.80%         0.00%        0.35%      0.00%       1.15%       0.00%       1.15%
   U.S. Mid Cap Value Portfolio(21)             0.72%         0.00%        0.29%      0.01%       1.02%       0.00%       1.02%
   U.S. Real Estate Portfolio(21)(22)           0.74%         0.00%        0.30%      0.00%       1.04%       0.00%       1.04%
VAN KAMPEN LIFE INVESTMENT TRUST (CLASS I
   SHARES)
   Comstock Portfolio                           0.56%         0.00%        0.03%      0.00%       0.59%       0.00%       0.59%

(1)  Includes a 0.10% administrative services fee.

(2) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.28% for Class A Shares.

(3) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.47% for Class A Shares.

(4) The percentages shown are based on expenses for the fiscal year ended December 31, 2007. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and the shareholder services provider did not charge certain amounts. These are shown below along with the net expenses the fund actually paid for the fiscal year ended December 31, 2007.

Total Waivers and Reduction of Fund Expenses ............................   0.36%
Total Actual Annual Fund Operating Expenses (after waivers and
   reduction) ...........................................................   1.28%

(5) The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.70% for the fiscal year ended December 31, 2007.

(6) Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Please see "Payments to Financial Intermediaries" in the Fund prospectus. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund (after the voluntary waiver and reduction) were 0.58% for the fiscal year ended December 31, 2007.

(7) The percentages shown are based on expenses for the entire fiscal year ended December 31, 2007. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived, and the shareholder services provider did not charge, certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2007.

Total Waivers and Reduction of Fund Expenses ............................   0.42%
Total Actual Annual Fund Operating Expenses (after waivers and
   reduction) ...........................................................   0.65%

(8) The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.36% for the fiscal year ended December 31, 2007.

(9) Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Please see "Payments to Financial Intermediaries" in the Fund prospectus. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund (after the voluntary waiver and reduction) were 0.29% for the fiscal year ended December 31, 2007.

(10) The percentages shown are based on expenses for the entire fiscal year ended December 31, 2007. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the shareholder services provider did not charge certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2007.

Total Reduction of Fund Expenses ........................................   0.25%
Total Actual Annual Fund Operating Expenses (after reduction) ...........   0.74%

(11) Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Please see "Payments to Financial Intermediaries" in the Fund prospectus. The shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund (after the reduction) were 0.14% for the fiscal year ended December 31, 2007.

(12) The percentages shown are based on expenses for the entire fiscal year ended December 31, 2007. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser waived, and the distributor and shareholder services provider did not charge, certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2007.

Total Waiver and Reductions of Fund Expenses ............................   0.56%
Total Actual Annual Fund Operating Expenses (after waiver and
   reductions) ..........................................................   0.70%

(13) The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.54% for the fiscal year ended December 31, 2007.

(14) The Fund's Primary Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended December 31, 2007. The Fund's Primary Shares have no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending December 31, 2008.

(15) Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Please see "Payments to Financial Intermediaries" in the Fund prospectus. The shareholder services provider did not charge, and therefore the Fund's Primary Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Primary Shares (after the reduction) were 0.16% for the fiscal year ended December 31, 2007.

(16) Expenses are based upon expenses for the year ended December 31, 2007. All expenses are shown without the effect of any expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

     "Acquired Fund" means any underlying portfolio in which the Portfolio invests or has invested in during the period. Total Annual Portfolio Expenses shown may not correlate to the Portfolio's ratio of gross expenses to average net assets appearing in the Financial Highlights table in the Fund prospectus, which reflects the operating expenses of the Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

(17) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Service Class shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" in the fund's prospectus.

(18) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Net Annual Portfolio Expenses" would be lower.

(19) MFS has agreed in writing to reduce its management fee to 0.65% annually of average daily net assets in excess of $3 billion. This written agreement will remain in effect until modified by the Fund's Board of Trustees.

(20) MFS has agreed in writing to bear the fund's expenses such that "Total Net Annual Portfolio Expenses," determined without giving effect to the expense offset arrangement described above, do not exceed 1.35% annually. This written agreement excludes interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until modified by the fund's Board of Trustees.

21) The table does not show the effects of the adviser's voluntary fee waivers and/or expense reimbursements. The adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Net Annual Portfolio Expenses, excluding certain investment related expenses described below (and excluding Acquired Fund Fees and Expenses, with respect to the U.S. Mid Cap Value Portfolio), will not exceed 0.85% for the Capital Growth Portfolio; 1.05% for the International Magnum Portfolio and U.S. Mid Cap Value Portfolio; and 1.10% for the U.S. Real Estate Portfolio. In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolios, if any, certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed, are excluded from Total Net Annual Portfolio Expenses. If these expenses were included, the Total Net Annual Portfolio Expenses, after voluntary fee waivers and/or expense reimbursements, could exceed the expense ratios shown above.

     For the fiscal year ended December 31, 2007, after giving effect to the adviser's voluntary advisory fee waivers and/or expense reimbursements, the Total Annual Portfolio Expenses incurred by investors were 1.05% for the International Magnum Portfolio.

     Fee waivers and/or expense reimbursements are voluntary and the adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

(22) The Portfolio may invest a portion of its assets in other investment companies (the "Acquired Funds"). The Portfolio's shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. "Acquired Fund Fees and Expenses" in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio's investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2007. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since "Acquired Fund Fees and Expenses" are not directly borne by the Portfolio, they are not reflected in the Portfolio's financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights in the fund's prospectus.

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, separate account annual expenses, and investment option fees and expenses. There are two sets of examples below. The first set assumes your purchase payments are Lump Sum payments or that your contract value exceeds $100,000. The second set assumes that you are only making Easy Pay purchase payments to your contract and that your contract value does not exceed $100,000.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum and minimum fees and expenses of any of the investment options. The examples reflect annual investment option expenses before any fee waiver and/or expense reimbursements. Your expenses will be less than the expenses in the chart below for those options with a waiver or reimbursement for the applicable period (see "Total Annual Portfolio Operating Expenses for Each Investment Option" above). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

LUMP SUM PAYMENT -- ASSUMING MAXIMUM INVESTMENT OPTION EXPENSES

                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                       ------   -------   -------   --------
(1) If you surrender your contract at the end of the
       applicable time period:                          $871     $1,273    $1,764    $3,748
(2) If you do not surrender your contract or if you
       begin the income phase:                          $271     $  873    $1,564    $3,748

LUMP SUM PAYMENT -- ASSUMING MINIMUM INVESTMENT OPTION EXPENSES

                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                       ------   -------   -------   --------
(1) If you surrender your contract at the end of the
       applicable time period:                          $721      $796      $919     $1,783
(2) If you do not surrender your contract or if you
       begin the income phase:                          $121      $396      $719     $1,783

EASY PAY PAYMENTS -- ASSUMING MAXIMUM INVESTMENT OPTION EXPENSES

                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                       ------   -------   -------   --------
(1) If you surrender your contract at the end of
       the applicable time period:                      $931     $1,561    $2,289    $4,464
(2) If you do not surrender your contract or if you
       begin the income phase:                          $331     $1,061    $1,889    $4,464

EASY PAY PAYMENTS -- ASSUMING MINIMUM INVESTMENT OPTION EXPENSES

                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                       ------   -------   -------   --------
(1) If you surrender your contract at the end of the
       applicable time period:                          $781     $1,088    $1,463    $2,600
(2) If you do not surrender your contract or if you
       begin the income phase:                          $181     $  588    $1,063    $2,600

THERE IS AN ACCUMULATION UNIT VALUE HISTORY (CONDENSED FINANCIAL INFORMATION) CONTAINED IN THE APPENDIX TO THIS PROSPECTUS.

THE COMPANY

Fidelity Security Life Insurance Company, 3130 Broadway, Kansas City, Missouri 64111-2406, is a stock life insurance company. We were originally incorporated on January 17, 1969, as a Missouri corporation. We are principally engaged in the sale of life insurance and annuities. We are licensed in the District of Columbia and all states except New York, where we are only admitted as a reinsurer. Fidelity Security Life Insurance Company is majority owned by Richard
F. Jones (an individual).

THE ANNUITY CONTRACT

This Prospectus describes the variable annuity contract that we are offering. An annuity is a contract between you, the owner, and us, the insurance company, where we promise to pay you an income, in the form of annuity payments, beginning on a designated date in the future. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your contract enters the income phase.

The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

The contract is called a variable annuity because you can choose among the investment options, and depending upon market conditions, you can make or lose money in any of these options. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment option(s) you select as well as the interest we credit to the fixed account.

You can choose to receive annuity payments on a variable basis, a fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments you receive will depend upon the investment performance of the investment option(s) you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

PURCHASE

PURCHASE PAYMENTS

A purchase payment is the money you give us to buy the contract. You can make payments in two ways:

     -    as Lump Sum payments; or

     -    as Easy Pay payments.

A Lump Sum payment is any payment of $5,000 or more. Easy Pay payments are designed to give you the opportunity to make regular payments to your contract. The minimum Easy Pay payment we will accept, whether for your initial payment or a subsequent payment, is $50. The maximum total of all purchase payments we will accept for the contract without our prior consent is $500,000.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, you choose how we will apply your purchase payments among the investment options. If you make additional purchase payments, we will allocate them in the same way as your first purchase payment, unless you tell us otherwise.

FREE LOOK. If you change your mind about owning this contract, you can cancel it within 10 days after receiving it (or the period required in your state, which is shown on page 1 of your contract). When you cancel the contract within this time period, we will not assess a surrender charge. You will receive back whatever your contract is worth on the day we receive your request. In certain states, or if you have purchased the contract as an IRA, we may be required to give you back your purchase payment if you decide to cancel your contract within 10 days after receiving it (or whatever period is required in your state). If that is the case, we will put your purchase payment in the Federated Prime Money Fund II for 15 days before we allocate your first purchase payment to the investment option(s) you have selected. (In some states, the period may be longer.) If we do allocate your purchase payment to the Federated Prime Money Fund II and you exercise your free look right, we will return the greater of your contract value or your purchase payments (less withdrawals).

Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within two business days. If you do not give us all of the information we need, we will contact you to get it.

If for some reason we are unable to complete this process within five business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional purchase payments, we will credit those amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

INVESTMENT CHOICES

The contract offers you the choice of allocating purchase payments to our fixed account or to one or more of the available investment options which are listed below. Additional investment options may be available in the future. Check with your broker regarding availability.

You should read the prospectuses for these funds carefully before investing. Copies of these prospectuses accompany this prospectus. YOU CAN ALSO OBTAIN COPIES OF THE FUND PROSPECTUSES BY WRITING US AT 3130 BROADWAY, KANSAS CITY, MO 64111-2406 OR CALLING US AT (800) 648-8624. Certain investment options contained in the fund prospectuses may not be available with your contract. The funds may offer various classes of shares, each of which has a different level of expenses. The fund prospectuses may provide information for share classes that are not available through the contract. When you consult the fund prospectuses, you should be careful to refer only to the information regarding the class of shares that is available through your contract.

WE DO NOT PROVIDE ANY ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO(S) YOU HAVE CHOSEN.

DWS INVESTMENTS VIT FUNDS (CLASS A SHARES)

DWS Investments VIT Funds (formerly Scudder Investments VIT Funds) is a trust with multiple series of funds, two of which are available under the contract. Deutsche Investment Management Americas Inc. is the investment advisor of the Funds. Northern Trust Investments, N.A. is the sub-advisor to the DWS Equity 500 Index VIP and the DWS Small Cap Index VIP. The following investment options are available under the contract:

     -    DWS Equity 500 Index VIP

     -    DWS Small Cap Index VIP

FEDERATED INSURANCE SERIES

Federated Insurance Series is a mutual fund with multiple separate investment portfolios, four of which are available under the contract. Federated Investment Management Company is the investment adviser of Federated Prime Money Fund II, Federated Quality Bond Fund II and Federated Fund for U.S. Government Securities
II. Federated Equity Management Company of Pennsylvania is the adviser of Federated Mid Cap Growth Strategies Fund II. The following investment options are available under the contract:

     -    Federated Mid Cap Growth Strategies Fund II

     -    Federated Prime Money Fund II

     -    Federated Quality Bond Fund II (Primary Shares)

     -    Federated Fund for U.S. Government Securities II

JANUS ASPEN SERIES (INSTITUTIONAL SHARES)

Janus Aspen Series is a mutual fund with multiple portfolios, one of which is available under the contract. Janus Capital Management LLC is the investment adviser. The following investment option is available under the contract:

     -    Janus Aspen International Growth Portfolio

LORD ABBETT SERIES FUND, INC. (CLASS VC SHARES)

Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios, one of which is available under the contract. Lord, Abbett & Co. LLC is the investment adviser to the portfolio. The following investment option is available under the contract:

     -    Growth and Income Portfolio

MFS(R) VARIABLE INSURANCE TRUST (SERVICE CLASS)

MFS(R) Variable Insurance Trust is a trust comprised of sixteen series, four of which are available under the contract. Massachusetts Financial Services Company is the investment adviser to the series. The following investment options are available under the contract:

     -    MFS New Discovery Series

     -    MFS Total Return Series

     -    MFS Value Series

     -    MFS Research International Series

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CLASS I SHARES)

The Universal Institutional Funds, Inc. is a mutual fund with multiple active portfolios, four of which are available under the contract. Morgan Stanley Investment Management Inc. is the investment adviser to the Portfolios. Morgan Stanley Investment Management Limited, Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company, each a wholly-owned subsidiary of Morgan Stanley, serve as investment sub-advisers for the International Magnum Portfolio on a day-to-day basis. The following investment options are available under the contract:

     - Capital Growth Portfolio (prior to May 1, 2008, known as Equity Growth Portfolio)

     -    International Magnum Portfolio

     -    U.S. Mid Cap Value Portfolio

     -    U.S. Real Estate Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST (CLASS I SHARES)

Van Kampen Life Investment Trust is a mutual fund with multiple portfolios, one of which is available under the contract. Van Kampen Asset Management is the investment adviser to the Portfolios. The following investment option is available under the contract:

     -    Comstock Portfolio

The investment objectives and policies of certain of the investment options are similar to the investment objectives and policies of other mutual funds that certain of the investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment options may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the investment options have the same investment advisers.

Allocating assets only to one or a small number of investment options should not be considered a balanced investment strategy. In particular, allocating assets to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that your contract value will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related businesses, including internet-related businesses; (b) small cap securities; and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your financial consultant.

An investment option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an investment option with a small asset base. An investment option may not experience similar performance as its assets grow.

Shares of the investment options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain investment options may also be sold directly to qualified plans. The investment options believe that offering their shares in this manner will not be disadvantageous to you.

CERTAIN PAYMENTS WE MAY RECEIVE WITH REGARD TO THE INVESTMENT OPTIONS. We may perform certain shareholder services and other administrative functions on behalf of the investment options or their investment advisers, distributors and/or affiliates. We may receive revenues from the investment options, their investment advisers, distributors and/or affiliates for performance of these services. The revenues, which may be substantial, are ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Separate Account and another separate account we have. These percentages differ; some investment options, investment advisers, distributors and/or affiliates pay us a greater percentage than others, and some do not pay us at all. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a fund's assets. Revenue sharing and Rule 12b-1 fees are included among the several factors that we consider when deciding to include an investment option within this variable product. Additional information regarding these payments may be contained in the prospectuses and/or statements of additional information of the underlying funds.

FIXED ACCOUNT

During the accumulation phase, you may allocate purchase payments and contract values to our fixed account. The fixed account forms a portion of our general account. At our discretion, we may, from time to time, declare an excess interest rate for the fixed account.

GENERAL ACCOUNT

During the income phase, you can select to have your annuity payments paid out of our general account. We guarantee a specified interest rate used in determining the payments. If you choose this option, the payments you receive will remain level. This option is only available during the income phase.

TRANSFERS

You can make transfers as described below. We have the right to terminate or modify these transfer provisions.

You can make transfers by telephone. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the other owner. We will use reasonable procedures to confirm that instructions given to us by telephone are genuine. If we fail to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, we will not be liable for following telephone instructions that we reasonably believe to be genuine. We may tape record telephone instructions. We reserve the right to modify or terminate telephone transfer privileges.

Transfers are subject to the following:

1. Currently, during the accumulation phase, you can make 12 transfers every contract year without charge. You can transfer into the fixed account from the investment options.

2. Currently, during the accumulation phase, you can only make one transfer in a calendar quarter out of the fixed account into the investment options. Any transfer made pursuant to this provision is counted in determining any transfer fee.

3. We will assess a $50 transfer fee for each transfer during the accumulation phase in excess of the free 12 transfers allowed per contract year. Transfers made at the end of the free look period by us and any transfers made pursuant to the Dollar Cost Averaging Program, the Rebalancing Program, or for loans will not be counted in determining the application of any transfer fee.

4. The minimum amount which you can transfer is $500 or your entire value in the investment option or fixed account if it is less. This requirement is waived if the transfer is made in connection with the Dollar Cost Averaging Program, the Rebalancing Program, or loans.

5. After a transfer is made, you must keep a minimum of $100 in the account (either in the fixed account or an investment option) from which the transfer was made, unless you transfer the entire account.

6.   You may not make a transfer until after the end of the free look period.

7. A transfer will be affected as of the end of a business day when we receive an acceptable transfer request containing all required information. This would include the amount which is to be transferred, and the investment option(s) and/or the fixed account affected.

8.   We are not liable for a transfer made in accordance with your instructions.

9. We reserve the right to restrict transfers between investment options to a maximum of 12 per contract year and to restrict transfers from being made on consecutive business days. We also reserve the right to restrict transfers into and out of the fixed account.

10. Your right to make transfers is subject to modification if we determine, in our sole opinion, that the exercise of the right by one or more owners is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by us to be to the disadvantage of other owners. A modification could be applied to transfers to, or from, one or more of the investment options and could include, but is not limited to:

     a)   the requirement of a minimum time period between each transfer;

     b) not accepting a transfer request from an agent acting under a power of attorney on behalf of more than one owner; or

     c) limiting the dollar amount that may be transferred between investment options by an owner at any one time.

(Also see "Market Timing/ Disruptive Transfers" below.)

11. Transfers do not change your allocation instructions for future purchase payments.

12.  Transfers made during the income phase are subject to the following:

     a) you may make 4 transfers each contract year between investment options or between the investment options and the general account;

     b) you may not make a transfer within 3 business days of the annuity calculation date; and

     c) you may not make a transfer from the general account to an investment option.

MARKET TIMING/DISRUPTIVE TRANSFERS

Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. None of the portfolios that are investment options for the contract are designed for short-term investing. We do not accommodate investors that engage in market timing. Such activity may increase portfolio transaction costs, hurt performance and be disruptive to management of a portfolio (affecting an adviser's or sub-adviser's ability to effectively manage a portfolio in accordance with its investment objectives and policies). Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the contract.

The Company has adopted policies and procedures to detect and deter market timing activities. If we become aware of potentially harmful transfer activity, restrictions may be imposed by us on transfers. We reserve the right to take actions to restrict transfers (but have the discretion not to take these actions) including, but not limited to:

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

     -    restricting transfers into and out of certain investment options.

We attempt to detect disruptive market timing activities by monitoring variable annuity activity and reviewing transfer activity for repetitive transactions. We define "repetitive transactions" as a transaction which occurs more than one time per month on a given annuity contract. If any market timing/frequent trading activity is suspected, the transaction will be further investigated. We will investigate irregular trading patterns. The Company intends to enforce the variable annuity contract limits on free transfers unless an additional number of transfers is approved by the Company.

We apply these policies and procedures uniformly and without exception, waiver, or special arrangement. However, we will not apply these policies and procedures in times of national emergency and/or extreme market volatility where to impose such policies and procedures would cause economic hardship to contract owners.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures that the Company has adopted. Further, the underlying funds may also impose redemption fees on certain exchanges. Contract owners and other persons with interests in the contracts should be aware that the Company may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the underlying funds.

Our market timing policies and procedures apply only to individuals and entities that own this contract. However, the underlying funds are available for use with many different variable annuity contracts, variable life insurance policies and, in the case of certain funds, directly by certain qualified retirement plans. Some of these contracts, policies and plans may have less restrictive transfer rules or no transfer restrictions at all. We do not know the effectiveness of any policies and procedures used by other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the underlying funds could incur higher expenses which may result in lower performance if undetected abusive trading practices occur.

In addition, contract owners and other persons with interests in the contracts should be aware that some underlying funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the underlying funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the underlying funds (and thus contract owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the underlying funds.

Upon request by an underlying fund, and subject to applicable law, we may provide the underlying fund with the tax identification number or social security number, and other identifying information contained in our records, of contract owners that engaged in sub-account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying fund and the amount and dates of such purchases, redemptions, transfers and exchanges. In some cases, we do not have the tax identification number or other identifying information requested by the fund in our records. In those cases, we rely on the contract owner to provide the information. If the contract owner does not provide the information, we may be directed by the fund to restrict the contract owner from further purchases of fund shares. Such information would be provided to the fund in accordance with policies established by the fund to prevent market timing in the fund.

In addition to reserving the right to modify or terminate the transfer privilege at any time, we also reserve the right to reject or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds. This would include an underlying fund's refusal or restriction on purchases or redemptions of its shares as a result of the underlying fund's own policies and procedures on market timing activities. You should read the prospectuses of the underlying funds for more details.

We cannot guarantee that the funds will not be harmed by transfer activity. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified. If market timing activity is not detected and deterred, contract owners may experience the adverse effects of market timing.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging Program allows you to systematically transfer a set amount each month from a selected investment option or the fixed account to any of the other investment options. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

The minimum amount which can be transferred each month is $100. You must have at least $1,200 in the selected investment option or fixed account (or the amount required to complete your program, if less) in order to participate in the Dollar Cost Averaging Program.

We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee. If you are participating in the Dollar Cost Averaging Program, you cannot also participate in the Rebalancing Program.

Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Dollar Cost Averaging involves continuous investment in the selected investment option(s) regardless of fluctuating price levels of the investment option(s). You should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

REBALANCING PROGRAM

Once your money has been allocated among the investment options, the performance of the selected options may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually.

The Rebalancing Program is available only during the accumulation phase. If you participate in the Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee. Amounts allocated to the fixed account are not taken into account as part of the Rebalancing Program. You cannot participate in the Rebalancing Program if you are participating in the Dollar Cost Averaging Program.

EXAMPLE:

Assume that you want your initial purchase payment split between 2 investment options. You want 80% to be in the Lord Abbett Growth and Income Portfolio and 20% to be in the Janus Aspen International Growth Portfolio. Over the next
2 1/2 months the domestic market does very well while the international market performs poorly. At the end of the quarter, the Lord Abbett Growth and Income Portfolio now represents 86% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Growth and Income Portfolio to bring its value back to 80% and use the money to buy more units in the Janus Aspen International Growth Portfolio to increase those holdings to 20%.

ADDING, DELETING OR SUBSTITUTING INVESTMENT OPTIONS

We do not control the funds, so we cannot guarantee that any of the investment options will always be available. We retain the right to change the investments of the Separate Account. This means we may eliminate the shares of any investment option held in our Separate Account and substitute shares of another open-end management investment company for the shares of any investment option, if the shares of the investment option are no longer available for investment or if, in our judgment, investment in any investment option would be inappropriate in view of the purposes of the Separate Account. We will first notify you and receive any necessary SEC and/or state approval before making such a change.

If an investment option is liquidated, we will ask you to reallocate any amount in the liquidated investment option. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required.

If we make a portfolio substitution or change, we may change the contract to reflect the substitution or change.

If you are enrolled in the Dollar Cost Averaging Program or the Rebalancing Program while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your contract value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions and the designated Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

PRODUCT EXPENSE CHARGE

Each day we make a deduction for our Product Expense Charge. We do this as part of our calculation of the value of the accumulation units and the annuity units.

This charge is for all the insurance benefits, e.g., guarantee of annuity rates, the death benefit, for certain expenses of the contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the contract. If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. This charge cannot be increased.

We assess the Product Expense Charge each business day and it is based on the average value of your contract. We assess a Product Expense Charge as follows:

     -    Lump Sum Payments: 0.90%, on an annual basis.

     - Easy Pay Payments: 1.50% on an annual basis (0.90% on an annual basis if your contract value exceeds $100,000).*

* Once your contract value reaches $100,000, it will be assessed the lower charge even if the contract value is later reduced by changes in market value or withdrawals.

REDUCTION OF PRODUCT EXPENSE CHARGE

We may, at our sole discretion, reduce the Product Expense Charge. We would do so when sales of the contract are made to individuals or to a group of individuals in such a manner that results in a reduction of our administrative costs or other savings. We would consider making such a reduction when:

     - the size and type of group to whom the contract is offered can reasonably be expected to produce such a cost savings; or

     - the amount of purchase payments can produce some economies resulting in a savings to us.

Any reduction of the Product Expense Charge will not be unfairly discriminatory against any person. We will make such reductions in accordance with our own administrative rules in effect at the time the contract(s) is issued. We have the right to change these rules from time to time.

SURRENDER CHARGE

During the accumulation phase, you can make surrenders from your contract. We keep track of each purchase payment. Subject to the free surrender amount and other waivers discussed below, if you make a surrender and it has been less than the stated number of years since you made your purchase payment, we will assess a Surrender Charge.

Surrender Charge (as a percentage of purchase payments surrendered):

  Number of Complete      Surrender Charge
Years From Receipt of   -------------------
  Purchase Payments     Easy Pay   Lump Sum
---------------------   --------   --------
         0-1               6%         7%
          1                6          6
          2                6          5
          3                5          4
          4                5          3
          5                4          2
          6                3          1
          7                2          0
          8                2          0
          9                1          0
  10 and thereafter        0          0

Each purchase payment has its own Surrender Charge period. For purposes of the Surrender Charge, we treat surrenders as coming from the most recent purchase payments first. When the surrender is for only part of the value of your contract, the Surrender Charge is deducted from the remaining value in your contract.

NOTE: For tax purposes, earnings are usually considered to come out first.

WAIVER OF SURRENDER CHARGE

Free Partial Surrenders: You may make one surrender of up to 10% of your contract value during a contract year free from any Surrender Charge. This right is non-cumulative.

Internal Transfers: It is our current practice to reduce Surrender Charges for an owner of one of our annuity contracts who wishes to transfer contract values to another of our annuity contracts. The following will apply to such internal transfers:

     - there is an internal transfer fee of 2% of the amount transferred when you make a transfer of contract value to another contract (which could be the variable annuity contract we are offering by this prospectus) issued by us;

     - once transferred into the other contract, the amount transferred will be subject to an Adjusted Surrender Charge in accordance with the following:

                           Adjusted Surrender Charges

                        Number of Complete Years
                           you have been our
                            Annuity Customer
                      ---------------------------
 Number of Complete   5 Years    5-10
Years from Transfer   or less   Years   10 Years+
-------------------   -------   -----   ---------
        0-1              6%       4%        3%
         1               5        3         3
         2               4        2         2
         3               3        1         1
         4               2        0         0
         5               1        0         0
    6 and longer         0        0         0

     - If your contract was issued prior to May 14, 1999, or is no longer subject to a Surrender Charge, we will not assess the internal transfer fee for the first internal transfer you make. Once contract values are in the new contract, they will be subject to the Adjusted Surrender Charge shown above. Any subsequent internal transfer will be subject to the above conditions.

Reduction of Surrender Charges: We may, at our sole discretion, reduce the Surrender Charge or the Adjusted Surrender Charge. We would do so when sales of the contract are made to individuals or to a group of individuals in such a manner that results in a reduction of our distribution costs. Some examples are: if there is a large group of individuals that will be purchasing the contract or if a prospective purchaser already had a relationship with us. We may, at our sole discretion, not deduct the Surrender Charge under a contract issued to an officer, director or employee of ours or any of our affiliates.

Any reduction of Surrender Charges will not be unfairly discriminatory against any person. We will make such reductions in accordance with our administrative rules in effect at the time the contract is issued. We have the right to change those rules from time to time.

Waiver of Surrender Charges Under Certain Benefits: Under the conditions set out in the contract endorsements providing the following benefits, we will not assess the Surrender Charge when:

     - TERMINAL ILLNESS ENDORSEMENT. You become terminally ill (which means you are not expected to live more than 12 months). Under this benefit, you may make a one time surrender during the accumulation phase up to the full value of your account.

     - NURSING HOME OR HOSPITAL CONFINEMENT ENDORSEMENT. You become confined to a long term care facility, nursing facility or hospital for at least 30 consecutive days. Under this benefit, the maximum amount that you can surrender without the imposition of the Surrender Charge is $2,000 each month for the period of confinement. The maximum total surrenders under this provision are equal to your contract value. This benefit is only available during the accumulation phase.

These benefits may not be available in your state.

PREMIUM TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the contract for them. For those states which assess premium taxes upon receipt of purchase payments, premium taxes will be deducted upon surrender of the contract, annuitization or payment of death benefits. For all other states, premium taxes will be assessed against and deducted from the contract value used to provide benefits upon annuitization. Premium taxes generally range from 0% to 4%, depending on the state.

TRANSFER FEE

We will charge $50 for each additional transfer in excess of the free transfers permitted. Transfers made at the end of the free look period by us and any transfers made pursuant to the Dollar Cost Averaging Program, Rebalancing Program, or loans will not be counted in determining the application of any transfer fee.

INCOME TAXES

We will deduct from the contract for any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.

INVESTMENT OPTION EXPENSES

There are deductions from and expenses paid out of the assets of the various investment options, which are described in the fund prospectuses. The annual expenses of the investment options are based on data provided by the respective funds. We have not independently verified such data.

CONTRACT VALUE

Your contract value is the sum of your interest in the various investment options and our fixed account.

Your interest in the investment option(s) will vary depending upon the investment performance of the options you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

ACCUMULATION UNITS

Every business day we determine the value of an accumulation unit and an annuity unit for each of the investment options. We do this by:

1) determining the change in investment experience (including any charges) for the investment option from the previous business day to the current business day;

2) subtracting our Product Expense Charge and any other charges such as taxes we have deducted; and

3) multiplying the previous business day's accumulation unit (or annuity unit) value by this result.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment option by the value of the accumulation unit for that investment option. When you make a surrender, we deduct from your contract accumulation units representing the surrender.

We calculate the value of an accumulation unit for each investment option after the New York Stock Exchange closes each day and then debit or credit your account.

EXAMPLE:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Growth and Income Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Growth and Income Portfolio.

SURRENDERS

You can have access to the money in your contract:

     -    by making a surrender (either a partial or a complete surrender); or

     -    by electing to receive annuity payments; or

     -    when a death benefit is paid to your beneficiary; or

     - if your contract was issued as a TSA, by taking a loan out of the fixed account.

Surrenders can only be made during the accumulation phase.

When you make a complete surrender you will receive the value of your contract on the day your request is received less any applicable surrender charge and less any premium tax.

Unless you instruct us otherwise, any partial surrender will be made pro rata from all the investment options and the fixed account you selected. Under most circumstances, the amount of any partial surrender must be for at least $500, or your entire interest in the fixed account or an investment option. We require that after a partial surrender is made you keep at least $5,000 in your contract for Lump Sum payments or $1,000 for Easy Pay payments.

Income taxes, tax penalties and certain restrictions may apply to any surrender you make.

There are limits to the amount you can surrender from a qualified plan referred to as a 403(b) plan (TSA). For a more complete explanation, see the discussion in the Taxes Section and the discussion in the Statement of Additional Information.

MINIMUM DISTRIBUTION PROGRAM

If your contract has been issued as an IRA, TSA or other qualified plan, you may elect the Minimum Distribution Program. Under this program, we will make payments to you that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code on such qualified plans. We will make payments to you periodically at your election (currently: monthly, quarterly, semi-annually or annually). The payment amount and frequency may be limited. The payments will not be subject to the surrender charges and will be in lieu of the 10% free surrender amount allowed each year.

LOANS

If you purchased this contract as a TSA(also referred to as a 403(b) plan), during the accumulation phase you can take a loan out of the fixed account using the contract as collateral. The minimum loan we will make is $2,000. No loans are permitted out of the investment options and no loans are permitted during the income phase. When you request a loan, we will transfer any amounts necessary to implement the loan request from the investment options to the fixed account. Repayment of the loan will be made into the fixed account. We will then allocate that money in the same manner that your purchase payments are being allocated. Your loan documents will explain the terms, conditions and limitations regarding loans from your TSA contract.

DEATH BENEFIT

DEATH OF CONTRACT OWNER DURING THE ACCUMULATION PHASE

Upon your death or that of the joint owner during the accumulation phase, the death benefit will be paid to your primary beneficiary. Upon the death of a joint owner, the surviving joint owner, if any, will be treated as the primary beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary unless you have informed us otherwise in writing.

DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PHASE

The death benefit during the accumulation phase will be the greater of:

1) the purchase payments, less any surrenders including any applicable charges; or

2)   your contract value.

The amount of the death benefit is determined as of the end of the business dayduring which we receive both due proof of death and an election for the payment method. The death benefit amount remains in an investment option and/or the fixed account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in an investment option will be subject to investment risk which is borne by the beneficiary.

DEATH BENEFIT OPTIONS DURING THE ACCUMULATION PHASE

A beneficiary must elect the death benefit to be paid under one of the following options in the event of your death during the accumulation phase. If the beneficiary is the spouse of the owner, he or she may elect to continue the contract in his or her own name and exercise all the owner's rights under the contract. In this event, the contract value will be adjusted to equal the death benefit.

OPTION 1 - Lump sum payment of the death benefit; or

OPTION 2 - The payment of the entire death benefit within 5 years of the date of death of the owner or any joint owner; or

OPTION 3 - Payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or of any joint owner.

Any portion of the death benefit not applied under Option 3 within 1 year of the date of your death, or that of a joint owner, must be distributed within 5 years of the date of death.

If a lump sum payment is requested, the amount will be paid within 7 days, unless the suspension of payments provision is in effect.

Payment to the beneficiary, in any form other than a lump sum, may only be elected during the sixty-day period beginning with the date of receipt by us of proof of death.

DEATH OF CONTRACT OWNER DURING THE INCOME PHASE

If you or a joint owner, who is not the annuitant, dies during the income phase, any remaining payments under the annuity option elected will continue to be made at least as rapidly as under the method of distribution in effect at the time of your death. Upon your death during the income phase, the beneficiary becomes the owner. The annuitant is the person whose life we look to when we make annuity payments.

DEATH OF ANNUITANT

Upon the death of the annuitant, who is not an owner, during the accumulation phase, you automatically become the annuitant. You may designate a new annuitant subject to our underwriting rules then in effect. If the owner is a non-natural person, the death of the annuitant will be treated as the death of the owner and a new annuitant may not be designated.

Upon the death of the annuitant during the income phase, the death benefit, if any, will be as specified in the annuity option elected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

CIVIL UNIONS AND DOMESTIC PARTNERSHIPS

Certain states treat individuals in civil unions or domestic partnerships as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Accordingly, the administration of spousal rights and the related tax reporting for the contract will be done in a manner consistent with federal tax law requirements. If you have entered into a civil union or domestic partnership, you should consult with your tax adviser to determine how spousal rights may be affected under your contract.

ANNUITY PAYMENTS (THE INCOME PHASE)

Under the contract you can receive regular income payments (annuity payments). You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date must be the first or fifteenth day of a calendar month. You can also choose among income plans. We call those annuity options.

Your annuity date must be at least 1 month after you buy the contract. Annuity payments must begin by the annuitant's 85th birthday or the 85th birthday of the oldest joint annuitant. The annuitant is the person whose life we look to when we make annuity payments.

If you do not choose an annuity option at the time you purchase the contract, we will assume that you selected Option 2 with 10 years of guaranteed payments.

During the income phase, you have the same investment choices you had just before the start of the income phase. If you do not tell us otherwise, your annuity payments will be based on the investment allocations that were in place on the annuity date.

The dollar amount of your payment from the investment option(s) will depend upon four things:

     - the value of your contract in the investment option(s) on the annuity date;

     -    the performance of the investment options you selected;

     - the 3% assumed investment rate used in the annuity table for the contract; and

     - if permitted in your state and under the type of contract you have purchased, the age and sex of the annuitant(s).

If the actual performance exceeds the 3% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual performance is less than 3% plus the amount of the deductions for expenses, your annuity payments will decrease.

We will determine the amount of your variable annuity payments, including the first, no more than 10 business days prior to the payment date. The payment dates must be the same day each month as the date you selected for the annuity date, i.e., the first or the fifteenth. The day we determine the variable annuity payment is called the annuity calculation date.

You can choose one of the following annuity options. After annuity payments begin, you cannot change the annuity option. All annuity payments are made to you unless you direct us otherwise.

OPTION 1 - LIFE ANNUITY. Under this option we make monthly income payments during the lifetime of the annuitant and terminating with the last payment preceding his/her death.

OPTION 2 - LIFE INCOME WITH A GUARANTEED PERIOD.

Under this option we make monthly income payments during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected, the monthly income will continue during the remainder of the stated period. However, the owner may elect to receive a single sum payment. A single sum payment will be equal to the present value of remaining payments as of the date of receipt of due proof of death commuted at the assumed investment rate.

OPTION 3 - SURVIVORSHIP ANNUITY. Under this option we make monthly income payments during the joint lifetime of the annuitant and another named individual and thereafter during the lifetime of the survivor.

Payments cease with the last income payment due prior to the death of the survivor.

OPTION 4 - OTHER OPTIONS. Under this option we provide you with any payout plan that is mutually agreed upon between you and us.

OTHER BENEFITS

DISABILITY BENEFIT

This benefit is only available with respect to Easy Pay payments during the accumulation phase. Under this benefit, so long as you are totally and permanently disabled and can provide us with evidence of that fact, we will pay you a life annuity with fixed payments at your normal retirement date (which is defined in your endorsement) or make a death benefit payment to your beneficiary if you die prior to that date. You should refer to the Company Completion Benefit endorsement in your contract for additional details.

ACCIDENTAL DEATH BENEFIT

During the accumulation phase, in the event that you die due to an accidental injury prior to age 70, we will pay your beneficiary an accidental death benefit equal to the contract value (less any outstanding loan balance if your contract was issued as a 403(b) contract and you took out a loan) on the date of death. This benefit is in addition to the death benefit contained in the contract. The maximum amount of the accidental death benefit is $500,000.

TAXES

NOTE: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included a more comprehensive discussion regarding taxes in the Statement of Additional Information.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you are taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

Under non-qualified contracts, you as the owner, are not taxed on increases in the value of your contract until a distribution occurs - either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includable in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes resulting in the earnings on the money held in the contract to be taxed currently to such owner.

QUALIFIED AND NON-QUALIFIED CONTRACTS

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or as an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or as an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: Individual Retirement Annuities (IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), and pension and profit-sharing plans, which include 401(k) plans and H.R.10 Keogh Plans.

A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a qualified contract.

WITHDRAWALS - NON-QUALIFIED CONTRACTS

If you make a withdrawal from your contract, the Code treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includable in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from the penalty. They include any amounts:

     1.   paid on or after the taxpayer reaches age 59 1/2;

     2.   paid after you die;

     3. paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

     4. paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

     5.   paid under an immediate annuity; or

     6.   which come from purchase payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

WITHDRAWALS - QUALIFIED CONTRACTS

If you make a withdrawal from your qualified contract, a portion of the withdrawal is treated as taxable income. This portion depends on the ratio of the pre-tax purchase payments to the after-tax purchase payments in your contract. If all of your purchase payments were made with pre-tax money then the full amount of any withdrawal is includable in taxable income. Special rules may apply to withdrawals from certain types of qualified contracts.

The Code also provides that any amount received under a qualified contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from the penalty. They include any amounts:

     1.   paid on or after you reach age 59 1/2;

     2.   paid after you die;

     3. paid if you become totally disabled (as that term is defined in the Code);

     4. paid to you after leaving your employment in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

     5. paid to you after you have left your employment, after attaining age 55 (age 50 for public safety employees in certain governmental plans);

     6.   paid for certain allowable medical expenses (as defined in the Code);

     7.   paid pursuant to a qualified domestic relations order;

     8.   paid on account of an IRS levy upon the qualified contract;

     9.   paid from an IRA for medical insurance (as defined in the Code);

     10.  paid from an IRA for qualified higher education expenses;

     11. paid from an IRA up to $10,000 for qualified first time homebuyer expenses (as defined in the Code); or

     12.  paid as a qualified reservist distribution as defined in the Code.

The exceptions in (5) and (7) above do not apply to IRAs. The exception in (4) above applies to IRAs but without the requirement of leaving employment.

The 10% penalty also applies to a distribution from a Code Section 457 governmental plan if the distribution is attributable to an amount transferred to the Code Section 457 plan from an IRA, 403(b), pension or profit sharing plan unless one of the exceptions above applies.

With respect to (4) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

We have provided a more complete discussion in the Statement of Additional Information.

WITHDRAWALS - TAX-SHELTERED ANNUITIES

The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement by owners from Tax-Sheltered Annuities. Withdrawals can only be made under the following circumstances:

     1.   when an owner reaches age 59 1/2;

     2.   when an owner has a severance from employment;

     3.   when an owner dies;

     4.   when an owner becomes disabled (as that term is defined in the Code);

     5. when an amount is paid as a qualified reservist distribution as defined in the Code; or

     6. in the case of hardship. Hardship withdrawals are limited to purchase payments and cannot include any earnings.

These withdrawal limitations only apply to earnings and salary reduction contributions made after December 31, 1988.

On July 26, 2007 final Regulations were issued by the IRS relating to tax-sheltered annuities which require certain material changes to such contracts including, among others, the requirement of a written plan document and restrictions on transfers between tax-sheltered annuity contracts. Though generally effective beginning January 1, 2009, these Regulations will have implications for tax-sheltered annuities before that date. Owners of tax-sheltered annuity contracts should consult their tax adviser to determine the effect of these regulations on their Contracts.

TAXATION OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or annuity payments. Estate taxes may also apply.

Certain death benefits available for use with a qualified contract may be considered by the Internal Revenue Service as "incidental death benefits." The Code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if the death benefits selected by you are considered to exceed such limits, the provision of such death benefits could result in currently taxable income to the owners of the qualified contracts. Furthermore, the Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The contract offers death benefits which may exceed the greater of purchase payments or account (contract) value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including

Roth IRAs), which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes.

You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

REQUIRED DISTRIBUTIONS

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2, or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the owner.

The Internal Revenue Service has issued regulations regarding required minimum distributions from qualified plans. One of these regulations, which became effective January 1, 2006, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of certain other benefits under the contract, such as optional or additional death or disability benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.

DIVERSIFICATION AND OWNER CONTROL

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the investment options are managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, are considered the owner of the shares of the investment options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of Fidelity Security and the manager of the underlying investments, no arrangements may exist between a contract owner and Fidelity Security regarding specific investments or investment objectives for the underlying investments and a contract owner may not communicate with the underlying investment manager or Fidelity Security regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It remains unclear to what extent under federal tax law owners are permitted to make transfers among the investment options or the number and type of investment options owners may select from without being considered owner of the shares. If any guidance is provided which is considered a new position, then the guidance is generally applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment options.

Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. The IRS has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. However, the IRS has expressed concern that partial exchanges could be used to avoid tax that would otherwise be imposed on withdrawals from an annuity contract.

In 2003, the IRS indicated that pending final rules, it will consider all the facts and circumstances to determine whether a partial exchange and a subsequent withdrawal from either of the annuity contracts within 24 months of the date of the partial exchange should result in the contracts being treated as a single contract for purposes of determining the tax treatment of the withdrawal. An owner may avoid this result by demonstrating that a life event such as disability, divorce or unemployment occurred between the partial exchange and the withdrawal and that the withdrawal was not contemplated at the time of the partial exchange.

On March 13, 2008, the IRS issued a Revenue Procedure which supersedes the previously issued guidance for partial exchanges completed on or after June 30, 2008. This Revenue Procedure provides that a properly executed partial exchange will be treated as a tax-free exchange under Section 1035 of the Code if no amounts are withdrawn from either of the contracts within 12 months after the date when the transfer was made to purchase the new contract received in the exchange. In the event of a withdrawal within the 12 month period, the partial exchange will still be treated as a tax-free exchange, if the owner demonstrates that one of the designated conditions of Code Section 72 (q)(2) as listed below, or a similar life event (such as divorce or loss of employment), occurred between the date of the transfer to purchase the new contract and the date of the withdrawal. The designated conditions are:

     1.   distributions made on or after the owner attains age 59 1/2;

     2.   distributions made on or after the death of the owner;

     3.   distributions attributable to the owner's becoming disabled;

     4.   certain distributions related to qualified contracts;

     5. distributions allocable to an investment in the contract before August 14, 1982; and

     6.   certain distributions related to a structured settlement contract.

In the event the partial exchange does not meet the requirements to be treated as a tax-free exchange, then the exchange transaction will be treated as a taxable partial withdrawal from the original contract and a purchase of the second contract with the withdrawal proceeds. Owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract and prior to making a withdrawal within 12 months of a partial exchange.

MULTIPLE CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

Any transfer, assignment or pledge of a contract may be a taxable event. You should therefore consult competent tax advisers should you wish to transfer, assign or pledge your contract. If the contract is issued for use under a qualified plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

PERFORMANCE

We may periodically advertise performance of the various investment options. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the product expense charge. It does not reflect the deduction of any surrender charge. The deduction of any surrender charge would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the product expense charges and surrender charges.

The performance will be based on the historical performance of the corresponding investment options for the periods commencing from the date on which the particular investment option was made available through the contracts. In addition, for certain investment options, performance may be shown for the period commencing from the inception date of the investment option. These figures should not be interpreted to reflect actual historical performance of the separate account.

We may provide owners, upon request, with additional performance information that may include cumulative performance returns of the investment options. This information will be accompanied by average annual total return performance information for the investment options.

We may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

FUTURE PERFORMANCE WILL VARY AND THE RESULTS SHOWN ARE NOT NECESSARILY REPRESENTATIVE OF FUTURE RESULTS.

OTHER INFORMATION

THE SEPARATE ACCOUNT

We established a separate account, FSL Separate Account M (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under Missouri insurance law on August 25, 1998. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

VOTING RIGHTS

We are the legal owner of the investment option shares. However, we believe that when an investment option solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

DISTRIBUTOR

National Pension & Group Consultants, Inc. (NPGC) serves as the distributor for the contracts. NPGC is located at 3130 Broadway, Kansas City, MO 64111-2406.

Commissions will be paid to agents and broker-dealers who sell the contracts. Registered representatives of NPGC are not paid commissions directly on the sale of the contracts but sales of the contracts are counted toward their overall compensation in the form of production bonuses (which will not exceed 3% of purchase payments of the contracts).

NPGC has entered into selling agreements with broker-dealers who may sell the contracts and provide other distribution services. Such broker-dealers will be paid commissions up to 6% of purchase payments.

When Fidelity Security compensates a broker-dealer firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Fidelity Security is not involved in determining the compensation of your representative.

Commissions are incurred and paid by Fidelity Security Life Insurance Company and are not deducted from contract purchase payments.

Broker-dealers often enter into selling arrangements with a number of insurance companies to sell their variable annuity and variable life insurance contracts. These broker-dealers may classify or rank the contracts of their respective organizations on a system that is based on internal criteria that may include the level of financial and other types of support, compensation arrangements, quality of service, performance, type of contract and benefits thereunder. These classifications and rankings may influence the registered representatives in their recommendations and may present conflicts of interest.

Contract owners should consult the prospectuses for the investment options for information concerning compensation arrangements relating to the distribution of shares of the investment options. Contract owners should consult with their broker-dealers with respect to compensation and revenue sharing arrangements involved in connection with the sale of the contracts.

The Statement of Additional Information contains more information regarding the distributor.

OWNERSHIP

OWNER. You, as the owner of the contract, have all the rights under the contract. Prior to the annuity date, the owner is as designated at the time the contract is issued, unless changed. On and after the annuity date, you continue as the owner.

JOINT OWNER. The contract can be owned by joint owners. Any joint owner must be the spouse of the other owner (except in Pennsylvania). Upon the death of either joint owner, the surviving joint owner will be the designated beneficiary. Any other beneficiary designation at the time the contract was issued or as may have been later changed will be treated as a contingent beneficiary unless otherwise indicated.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

ASSIGNMENT

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments for surrenders or transfers for any period when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   trading on the New York Stock Exchange is restricted;

     3. an emergency exists as a result of which disposal of shares of the investment options is not reasonably practicable or we cannot reasonably value the shares of the investment options;

     4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We have reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.

FINANCIAL STATEMENTS

Our statutory basis financial statements have been included in the Statement of Additional Information. The financial statements of the Separate Account are also included in the Statement of Additional Information.

ADDITIONAL INFORMATION

For further information about the contract you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a postcard for that purpose.

The Table of Contents of the Statement of Additional Information is as follows:

     Company
     Independent Registered Public Accounting Firm
     Legal Opinions
     Distribution
     Calculation of Performance Information
     Federal Tax Status
     Annuity Provisions
     Financial Statements

APPENDIX

CONDENSED FINANCIAL INFORMATION -ACCUMULATION UNIT VALUE HISTORY

The table below provides accumulation unit values for the periods indicated. The Separate Account commenced operations on May 14, 1999. This data has been extracted from the Separate Account's financial statements. This information should be read in conjunction with the Separate Account's financial statements and related notes which are included in the Statement of Additional Information.

                          For the Year      For the Year    For the Year or   For the Year or
                             Ended             Ended          Period Ended      Period Ended      For the Year     For the Year
                            12/31/07          12/31/06         12/31/05          12/31/04        Ended 12/31/03   Ended 12/31/02
                       ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
SUB-ACCOUNT            Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay
-----------            -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
MONEY MARKET(1)
Beginning of Period          --       --       --       --  $ 11.08  $ 10.71  $ 11.08  $ 10.78 $  11.10  $ 10.86 $  11.04  $ 10.87
End of Period                --       --       --       --       --       --  $ 11.08  $ 10.71 $  11.08  $ 10.78 $  11.10  $ 10.86
Number of Accumulation
   Units Outstanding         --       --       --       --       --       --    4,381    4,349    5,788    2,606   19,425    2,112
GROWTH & INCOME(1)
Beginning of Period          --       --       --       --  $ 12.92  $ 12.50  $ 11.58  $ 11.27 $   8.87  $  8.68 $  10.95  $ 10.78
End of Period                --       --       --       --       --       --  $ 12.92  $ 12.50 $  11.58  $ 11.27 $   8.87  $  8.68
Number of Accumulation
   Units Outstanding         --       --       --       --       --       --   53,020   53,693   57,004   46,723   62,028   35,864
LARGE CAP GROWTH(1)
Beginning of Period          --       --       --       --  $  6.95  $  6.72  $  7.15  $  6.96 $   5.69  $  5.57 $   8.03  $  7.90
End of Period                --       --       --       --       --       --  $  6.95  $  6.72 $   7.15  $  6.96 $   5.69  $  5.57
Number of Accumulation
   Units Outstanding         --       --       --       --       --       --   93,329   95,779  100,372   84,824  110,738   65,218
SMALL CAP EQUITY(1)
Beginning of Period          --       --       --       --  $ 15.41  $ 14.90  $ 14.03  $ 13.65 $   9.84  $  9.63 $  13.20  $ 12.99
End of Period                --       --       --       --       --       --  $ 15.41  $ 14.90 $  14.03  $ 13.65 $   9.84  $  9.63
Number of Accumulation
   Units Outstanding         --       --       --       --       --       --   33,413   24,310   34,992   25,483   39,342   21,383
JANUS ASPEN INTERNATIONAL GROWTH (2)
Beginning of Period     $ 32.20  $ 31.48  $ 22.10  $ 21.73  $ 16.85  $ 16.67  $ 14.30  $ 14.23 $   6.81  $  6.67 $   8.74  $  8.60
End of Period           $ 40.94  $ 39.78  $ 32.20  $ 31.48  $ 22.10  $ 21.73  $ 16.85  $ 16.67 $  14.30  $ 14.23 $   6.81  $  6.67
Number of Accumulation
   Units Outstanding     18,891   17,052   18,576   16,363   19,936   16,182   20,302   16,331   21,985   15,250   43,607   22,775

                          For the Year      For the Year     For the Year or  For the Year or
                             Ended             Ended          Period Ended      Period Ended      For the Year      For the Year
                            12/31/07          12/31/06         12/31/05          12/31/04        Ended 12/31/03    Ended 12/31/02
                       ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
SUB-ACCOUNT            Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay
-----------            -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
DREYFUS EMERGING LEADERS
Beginning of
   Period(3)(6)         $ 11.31  $ 11.21  $ 10.54  $ 10.51  $ 10.00  $ 10.00
End of Period                --       --  $ 11.31  $ 11.21  $ 10.54  $ 10.51
Number of Accumulation
   Units Outstanding         --       --   32,236   37,520   44,383   38,306

FEDERATED MID CAP GROWTH STRATEGIES FUND II
Beginning of Period(4)  $ 11.98  $ 11.83  $ 11.16  $ 11.10  $ 10.00  $ 10.00
End of Period           $ 14.01  $ 13.76  $ 11.98  $ 11.83  $ 11.16  $ 11.10
Number of Accumulation
   Units Outstanding      1,104    1,427      215      164      151      524

FEDERATED PRIME MONEY FUND II
Beginning of Period(4)  $ 10.54  $ 10.41  $ 10.18  $ 10.12  $ 10.00  $ 10.00
End of Period           $ 10.95  $ 10.75  $ 10.54  $ 10.41  $ 10.18  $ 10.12
Number of Accumulation
   Units Outstanding     10,579   18,182    1,725    1,169    1,696    1,408

FEDERATED QUALITY BOND FUND II
Beginning of Period(4)  $ 10.36  $ 10.24  $ 10.04  $  9.98  $ 10.00  $ 10.00
End of Period           $ 10.82  $ 10.63  $ 10.36  $ 10.24  $ 10.04  $  9.98
Number of Accumulation
   Units Outstanding        560      420      777       19      769       16

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Beginning of Period(4)  $ 10.44  $ 10.31  $ 10.11  $ 10.05  $ 10.00  $ 10.00
End of Period           $ 10.99  $ 10.80  $ 10.44  $ 10.31  $ 10.11  $ 10.05
Number of Accumulation
   Units Outstanding        166        1      198       99      190      368

LORD ABBETT GROWTH AND INCOME
Beginning of Period(3)  $ 12.16  $ 12.05  $ 10.46  $ 10.43  $ 10.00  $ 10.00
End of Period           $ 12.47  $ 12.28  $ 12.16  $ 12.05  $ 10.46  $ 10.43
Number of Accumulation
   Units Outstanding     39,919   56,451   48,948   64,767   59,403   62,854

                          For the Year    For the Year or   For the Year or
                              Ended           Ended           Period Ended     Period Ended       For the Year      For the Year
                            12/31/07         12/31/06           12/31/05         12/31/04        Ended 12/31/03    Ended 12/31/02
                       ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
SUB-ACCOUNT            Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay
-----------            -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
MFS NEW DISCOVERY
Beginning of Period(4)  $ 11.52  $ 11.39  $ 10.30  $ 10.24  $ 10.00  $ 10.00
End of Period           $ 11.68  $ 11.47  $ 11.52  $ 11.39  $ 10.30  $ 10.24
Number of Accumulation
   Units Outstanding         12      322        0        7      196        7

MFS TOTAL RETURN
Beginning of Period(4)  $ 10.49  $ 10.36  $  9.48  $  9.42  $ 10.00  $ 10.00
End of Period           $ 10.80  $ 10.61  $ 10.49  $ 10.36  $  9.48  $  9.42
Number of Accumulation
   Units Outstanding      7,822    1,491    7,865    1,378    7,856    1,604

MFS VALUE
Beginning of Period(4)  $ 12.54  $ 12.39  $ 10.50  $ 10.44  $ 10.00  $ 10.00
End of Period           $ 13.37  $ 13.13  $ 12.54  $ 12.39  $ 10.50  $ 10.44
Number of Accumulation
   Units Outstanding        242      334      242        0      242        0

MFS RESEARCH INTERNATIONAL
Beginning of Period(5)  $ 14.87  $ 14.72  $ 11.97  $ 11.92  $ 10.00  $ 10.00
End of Period           $ 16.57  $ 16.30  $ 14.87  $ 14.72  $ 11.97  $ 11.92
Number of Accumulation
   UnitsOutstanding         228      399      228      182      148      232

DWS EQUITY 500 INDEX VIP (FORMERLY SCUDDER VIT EQUITY 500 INDEX FUND SUB-ACCOUNT)
Beginning of Period(4)  $ 11.88  $ 11.74  $ 10.37  $ 10.31  $ 10.00  $ 10.00
End of Period           $ 12.39  $ 12.17  $ 11.88  $ 11.74  $ 10.37  $ 10.31
Number of Accumulation
   Units Outstanding        432    3,532      912    5,760      899    5,011

DWS SMALL CAP INDEX VIP (7)
Beginning of Period     $ 10.00  $ 10.00
End of Period           $  9.57  $  9.52
Number of Accumulation
   Units Outstanding      2,653    3,690

UIF CAPITAL GROWTH (FORMERLY UIF EQUITY GROWTH)
Beginning of Period(4)  $ 11.83  $ 11.69  $ 11.47  $ 11.40  $ 10.00  $ 10.00
End of Period           $ 14.29  $ 14.04  $ 11.83  $ 11.69  $ 11.47  $ 11.40
Number of Accumulation
   Units Outstanding     32,404   52,230   38,243   56,868   47,065   58,025

                          For the Year     For the Year     For the Year or   For the Year or
                              Ended           Ended           Period Ended     Period Ended       For the Year      For the Year
                            12/31/07         12/31/06           12/31/05         12/31/04        Ended 12/31/03    Ended 12/31/02
                       ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
SUB-ACCOUNT            Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay
-----------            -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
UIF INTERNATIONAL MAGNUM
Beginning of Period(4)  $13.65   $13.49   $11.01   $10.94   $10.00   $10.00
End of Period           $15.50   $15.23   $13.65   $13.49   $11.01   $10.94
Number of Accumulation
   Units Outstanding       190    1,345      179      120      179       46

UIF U.S. MID CAP VALUE
Beginning of Period(4)  $13.31   $13.16   $11.13   $11.06   $10.00   $10.00
End of Period           $14.23   $13.98   $13.31   $13.16   $11.13   $11.06
Number of Accumulation
   Units Outstanding       834    2,358      289      372      224      349

UIF U.S. REAL ESTATE
Beginning of Period(4)  $15.87   $15.68   $11.60   $11.53   $10.00   $10.00
End of Period           $13.04   $12.81   $15.87   $15.68   $11.60   $11.53
Number of Accumulation
   Units Outstanding       925      883      839      664      853      677

VAN KAMPEN LIT COMSTOCK
Beginning of Period(4)  $11.92   $11.78   $10.34   $10.28   $10.00   $10.00
End of Period           $11.57   $11.37   $11.92   $11.78   $10.34   $10.28
Number of Accumulation
   UnitsOutstanding      2,969    2,798    2,650      880    2,644    1,075

                                                                       Place
                                                                       Postage
                                                                       Here





                    ATTN: ANNUITY PRODUCTS
                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                    3130 BROADWAY
                    KANSAS CITY, MO 64111-2406

Please send me, at no charge, the Statement of Additional Information dated May 1, 2008 for the Annuity Contract issued by Fidelity Security Life Insurance Company.

               (Please print or type and fill in all information)



Name __________________________________________________________________________

Address _______________________________________________________________________

City ______________________________________ State ___________ Zip Code ________

                          For the Year     For the Year     For the Year or
                              Ended           Ended           Period Ended
                            12/31/01         12/31/00           12/31/99
                       ----------------- ----------------- -----------------
SUB-ACCOUNT            Lump Sum Easy Pay Lump Sum Easy Pay Lump Sum Easy Pay
-----------            -------- -------- -------- -------- -------- --------
MONEY MARKET
Beginning of Period    $  10.75  $ 10.65 $  10.23  $ 10.19  $ 10.00  $10.00
End of Period          $  11.04  $ 10.87 $  10.75  $ 10.65  $ 10.23  $10.19
Number of Accumulation
   Units Outstanding     16,200    2,133   16,395    1,329   20,570     157

GROWTH & INCOME
Beginning of Period    $  11.83  $ 11.71 $  10.30  $ 10.27  $ 10.00  $10.00
End of Period          $  10.95  $ 10.78 $  11.83  $ 11.71  $ 10.30  $10.27
Number of Accumulation
   Units Outstanding     75,941   25,964   72,862   12,969   16,745   2,344

LARGE CAP GROWTH
Beginning of Period    $  10.74  $ 10.63 $  12.31  $ 12.27  $ 10.00  $10.00
End of Period          $   8.03  $  7.90 $  10.74  $ 10.63  $ 12.31  $12.27
Number of Accumulation
   Units Outstanding    119,634   41,542  129,215   20,506   25,582   3,477

SMALL CAP EQUITY
Beginning of Period    $  14.75  $ 14.61 $  15.30  $ 15.24  $ 10.00  $10.00
End of Period          $  13.20  $ 12.99 $  14.75  $ 14.61  $ 15.30  $15.24
Number of Accumulation
  Units Outstanding      44,640   14,413   46,803    6,847    8,438     971

JANUS ASPEN INTERNATIONAL GROWTH(2)
Beginning of Period    $  11.05  $ 10.95 $  12.39  $ 12.34  $ 10.00  $10.00
End of Period          $   8.74  $  8.60 $  11.05  $ 10.95  $ 12.39  $12.34
Number of Accumulation
   Units Outstanding     46,576   16,849   48,924    8,978   12,371   1,177

(1) On July 15, 2005, the Company substituted shares of the portfolios of Investors Mark Series Fund, Inc. with shares of certain series of other registered investment companies.

(2) Effective on or about March 21, 2003, the Berger IPT-International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series.

(3)  Sub-account commenced operations on June 15, 2005.

(4)  Sub-account commenced operations on January 1, 2005.

(5)  Sub-account commenced operations on May 1, 2005.

(6)  The Emerging Leaders Portfolio was liquidated on April 30, 2007.

(7)  Sub-account commenced operations on April 1, 2007.